JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/08/03	Goldman Sachs Group, Inc.

Principal Amount        	Price   	Amount
$470,000			$99.874		$469,408

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	       0.02%	          0.35%

Broker
Goldman Sachs, Inc.

Underwriters of Goldman Sachs Group, Inc.

Underwriters     	                  Principal Amount
Goldman, Sachs & Co.			    $1,600,000,000
ABN AMRO Incorporated			       	20,000,000
Banc of America Securities LLC		      	20,000,000
Banc One Capital Markets, Inc.			20,000,000
BNP Paribas Securities Corp.		      	20,000,000
BNY Capital Markets, Inc		   	20,000,000
Commerzbank Capital Markets Corp. 		20,000,000
Daiwa Securities SMBC Europe Limited		20,000,000
Danske Bank AS					20,000,000
Guzman & Company				20,000,000
HSBC Securities (USA) Inc. 			20,000,000
ING Financial Markets LLC			20,000,000
Edward D. Jones & Co., L.P.			20,000,000
J.P. Morgan Securities Inc.			20,000,000
Mellon Financial Markets, LLC			20,000,000
Samuel A. Ramirez & Company, Inc.		20,000,000
Muriel Siebert & Co., Inc. 			20,000,000
SunTrust Capital Markets, Inc.			20,000,000
Tokyo-Mitsubishi International plc		20,000,000
Wachovia Capital Markets, LLC			20,000,000
Wells Fargo Brokerage Services, LLC		20,000,000
                                            --------------
          Total				    $2,000,000,000
                                            ==============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/14/03	SLM Corp.

Principal Amount		Price		Amount
$455,000			$99.025		$450,564

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.75       N/A 	  0.06%	          0.56%

Broker
Morgan Stanley & Co.

Underwriters of SLM Corp.

Underwriters	  	                Principal Amount
Morgan Stanley & Co., Inc.		   $300,000,000
Citigroup Global Markets, Inc.		    300,000,000
ABN AMRO, Inc.				     18,750,000
Banc of America Securities LLC		     18,750,000
Banc One Capital Markets, Inc.		     18,750,000
Credit Suisse First Boston LLC		     18,750,000
J.P. Morgan Securities, Inc.		     18,750,000
Lehman Brothers, Inc.			     18,750,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  18,750,000
UBS Warburg LLC				     18,750,000
					----------------
Total					   $750,000,000
					================


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/15/03	Packaging Corp. of America

Principal Amount        Price   	Amount
$265,000		$99.143	 	$262,729

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65        N/A	  0.07%	          1.07%

Broker
Morgan Stanley & Co.

Underwriters of Packaging Corp. of America

Underwriters*     	                Principal Amount
					----------------
Total				         $400,000,000
					================
*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/22/03	Delphi Corporation

Principal Amount		Price		Amount
$115,000			$98.806		$113,627

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	  0.02%	          0.34%

Broker
Barclays Capital, Inc.

Underwriters of Delphi Corporation

Underwriters     	                Principal Amount
Barclays Capital Inc.    		$ 175,000,000
Citigroup Global Markets Inc.      	  175,000,000
Banc of America Securities LLC      	  75,000,000
Credit Suisse First Boston LLC      	  10,000,000
J.P. Morgan Securities Inc.      	  10,000,000
Morgan Stanley & Co. Incorporated     	  10,000,000
UBS Securities LLC      		  10,000,000
BNP Paribas Securities Corp.      	  5,000,000
Deutsche Bank Securities Inc.      	  5,000,000
HSBC Securities (USA) Inc.      	  5,000,000
McDonald Investments Inc.      		  5,000,000
Ramirez & Co., Inc.      		  5,000,000
The Royal Bank of Scotland plc      	  5,000,000
Tokyo-Mitsubishi International plc        5,000,000
    					----------------
Total				  	$ 500,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/10/03	Digital Theater Systems, Inc.

Shares            Price         Amount
1,200		  $17.00  	$20,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.19       N/A 	  0.03%	          0.60%

Broker
Cowen and Company New York

Underwriters of Digital Theater Systems, Inc.

Underwriters     	               Number of Shares
SG Cowen Securities Corporation      	 1,680,000
William Blair & Company, L.L.C.      	 840,000
Thomas Weisel Partners LLC      	 840,000
Allen & Company LLC      		 60,000
CIBC World Markets Corp.      		 60,000
Merriman Curhan Ford & Co.      	 60,000
J.P. Morgan Securities Inc.      	 60,000
Needham & Company, Inc.      		 60,000
U.S. Bancorp Piper Jaffray Inc.      	 60,000
Raymond James & Associates, Inc.      	 60,000
UBS Securities LLC      		 60,000
					----------------
Total					3,840,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/31/03	Citadel Broadcasting Corp.

Shares            Price         Amount
1,700		  $19.00  	$32,300

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.14       N/A 	  0.01%	          0.57%

Broker
Goldman Sachs & Co. New York

Underwriters of Citadel Broadcasting Corp.

Underwriters     	                Number of Shares
Goldman, Sachs & Co.  			 6,270,000
Credit Suisse First Boston LLC  	 6,270,000
Deutsche Bank Securities, Inc.   	 3,135,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated   				 3,135,000
Bear, Stearns & Co., Inc.   		 522,500
Citigroup Global Markets, Inc.   	 522,500
J.P. Morgan Securities, Inc.   		 522,500
Wachovia Capital Markets, LLC   	 522,500
Allen & Company LLC   			 275,000
Banc of America Securities LLC   	 275,000
A.G. Edwards & Sons, Inc.   		 275,000
Scotia Capital (USA), Inc.   		 275,000
    					----------------
Total   				 22,000,000
					================


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/06/03	Miller Brewing Company

Principal Amount	Price		Amount
$480,000	  	$99.226		$476,285

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	  0.04%	          0.62%

Broker
Salmon Brothers, Inc.

Underwriters of Miller Brewing Company

Underwriters*     	                Principal Amount
					----------------
Total					$1,100,000,000
					================

*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/06/03	Westpac Capital Trust III

Principal Amount	Price         	Amount
$595,000 	  	$100.00		$595,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.10       N/A 	  0.08%	          1.11%

Broker
SBC Warburg, Inc. New York

Underwriters of Westpac Capital Trust III

Underwriters*     	                Principal Amount
					----------------
Total					$750,000,000
					================

*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
08/07/03	Medco Health Solutions, Inc.

Principal Amount	Price         	Amount
$235,000 	  	$99.195		$233,108

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.48       N/A 	  0.05%	          1.00%

Broker
Salomon Brothers, Inc.

Underwriters of Medco Health Solutions, Inc.

Underwriters     	                Principal Amount
Goldman Sachs & Co.			$101,524,000
J.P. Morgan Securities, Inc.		 101,524,000
Citigroup Global Markets, Inc.		 101,524,000
Banc One Capital Markets, Inc.		 50,759,000
Wachovia Capital Markets LLC		 50,759,000
Fleet Securities, Inc.			 39,340,000
Scotia Capital (USA), Inc.		 39,340,000
McDonald Investments, Inc.		 7,615,000
PNC Capital Markets, Inc.		 7,615,000
					----------------
Total					$500,000,000
					================



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
09/03/03	AmeriCredit Automobile Receivables
		Trust 2003-CF A3

Principal Amount	Price		Amount
$315,000 	  	$99.996 	$314,987

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.22       N/A 	  0.17%	          15.45%

Broker
Deutsche Morgan Greenfell

Underwriters of AmeriCredit Automobile Receivables
		Trust 2003-CF A3

Underwriters     	                Principal Amount
Deutsche Bank				$131,600,000
J.P. Morgan Securities, Inc.		  18,800,000
Lehman Brothers, Inc.			  18,800,000
Wachovia Securities, Inc.		  18,800,000
                                    	----------------
Total                               	$188,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/03/03	AmeriCredit Automobile
                Receivables Trust 2003-CF A4

Principal Amount	Price		Amount
$635,000       		$99.987		$634,917

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	  0.31%	          5.92%

Broker
Lehman Government Securities

Underwriters of AmeriCredit Automobile
                Receivables Trust 2003-CF A4

Underwriters     	                Principal Amount
Deutsche Bank				$144,200,000
J.P. Morgan Securities, Inc.		  20,600,000
Lehman Brothers, Inc.			  20,600,000
Wachovia Securities, Inc.		  20,600,000
                                    	----------------
Total                               	$206,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/03/03	PacifiCorp.

Principal Amount	Price		Amount
$285,000       		$99.856		$284,590

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A 	  0.14%	          1.94%

Broker
Barclays Capital, Inc.

Underwriters of PacifiCorp.

Underwriters     	                Principal Amount
Barclays Capital, Inc.    		$75,000,000
Banc One Capital Markets, Inc.		 62,000,000
Citigroup Global Markets, Inc.      	 9,000,000
Credit Suisse First Boston LLC      	 9,000,000
J.P. Morgan Securities, Inc.      	 9,000,000
RBC Dominion Securities Corp.     	 9,000,000
Scotia Capital (USA), Inc.     		 9,000,000
US Bancorp Piper Jaffray, Inc.		 9,000,000
Wachovia Capital Markets LLC		 9,000,000
					----------------
Total					$200,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/18/03	Sigmatel, Inc.

Shares		Price		Amount
1,100       	$15.00		$16,500

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.01%	          0.19%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Sigmatel, Inc.

Underwriters     	                Number of Shares
Merrill Lynch, Pierce, Fenner & Smith
Incorporated				 4,263,751
J.P. Morgan Securities, Inc.		 3,079,375
CIBC World Markets Corp.		 1,065,937
Needham & Company, Inc.			 1,065,937
Adams, Harkness & Hill, Inc.		 75,000
JMP Securities LLC			 75,000
Lehman Brothers, Inc.			 75,000
Pacific Growth Equities, Inc.		 75,000
Southwest Securities, Inc.		 75,000
Thomas Weisel Partners LLC		 75,000
U.S. Bancorp Piper Jaffray, Inc.	 75,000
					----------------
Total					 10,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/03	AmeriCredit Automobile
                Receivables Trust 2003-DM A4


Principal Amount	Price		Amount
$430,000      		$99.994		$429,974

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	  0.12%	          3.80%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile
                Receivables Trust 2003-DM A4

Underwriters     	                Principal Amount
Barclays Capital, Inc.			$106,200,000
Wachovia Capital Markets, Inc.		 106,200,000
Banc One Capital Markets, Inc.		 35,400,000
Credit Suisse First Boston LLC		 35,400,000
J.P. Morgan Securities, Inc.		 35,400,000
Lehman Brothers, Inc.			 35,400,000
                                    	----------------
Total                               	$354,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/03	AmeriCredit Automobile
                Receivables Trust 2003-DM A3B


Principal Amount	Price		Amount
$1,040,000      		$100.00		$1,040,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.22       N/A 	  1.00%	          13.66%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile
                Receivables Trust 2003-DM A3B

Underwriters     	                Principal Amount
Barclays Capital, Inc.			$31,200,000
Wachovia Capital Markets, Inc.		 31,200,000
Banc One Capital Markets, Inc.		 10,400,000
Credit Suisse First Boston LLC		 10,400,000
J.P. Morgan Securities, Inc.		 10,400,000
Lehman Brothers, Inc.			 10,400,000
                                    	----------------
Total                               	$104,000,000
					================



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/24/03	Safeway, Inc.

Principal Amount	Price		Amount
$540,000      		$99.959		$539,779

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.18%	          2.34%

Broker
BA Securities, Inc.

Underwriters of Safeway, Inc.

Underwriters     	                Principal Amount
Banc of America Securities LLC		$ 90,000,000
Banc One Capital Markets, Inc.		  90,000,000
Barclays Capital Inc.			  21,000,000
Deutsche Bank Securities Inc.		  21,000,000
J.P. Morgan Securities Inc.		  21,000,000
Wachovia Capital Markets, LLC		  21,000,000
BNY Capital Markets, Inc.		  12,000,000
McDonald Investments Inc.		  12,000,000
U.S. Bancorp Piper Jaffray Inc.		  12,000,000
					----------------
Total					$300,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	Altria Group, Inc.


Principal Amount	Price		Amount
$200,000      		$99.972		$199,944

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.02%	          0.27%

Broker
Lehman Brothers, Inc. New York

Underwriters of Altria Group, Inc.

Underwriters     	                Principal Amount
Citigroup Global Markets Inc. 		$233,500,000
J.P. Morgan Securities Inc.		 233,500,000
Lehman Brothers Inc.			 233,500,000
ABN AMRO Incorporated			 47,400,000
BNP Paribas Securities Corp.		 47,400,000
Dresdner Kleinwort Wasserstein
Securities LLC				 47,400,000
ING Financial Markets LLC		 47,400,000
SG Cowen Securities Corp.		 47,400,000
UBS Securities LLC			 47,400,000
Muriel Siebert & Co., Inc.		 5,034,000
Ormes Capital Markets, Inc.		 5,033,000
Samuel A. Ramirez & Co., Inc.		 5,033,000
                                    	----------------
Total                               	$1,000,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	DaimlerChrysler North American
		Holding Corp.


Principal Amount	Price		Amount
$690,000      		$99.968		$689,779

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.43       N/A 	  0.03%	          0.58%

Broker
BA Securities, Inc.

Underwriters of DaimlerChrysler North American
		Holding Corp.


Underwriters    	                Principal Amount
Banc of America Securities LLC		$440,000,000
Citigroup Global Markets Inc.		 440,000,000
Deutsche Bank Securities Inc.		 440,000,000
J.P. Morgan Securities Inc.		 440,000,000
ABN AMRO Incorporated			 30,000,000
Banc One Capital Markets, Inc. 		 30,000,000
Barclays Capital Inc.			 30,000,000
Morgan Stanley & Co. Incorporated	 30,000,000
BNP Paribas Securities Corp.		 10,000,000
BNY Capital Markets, Inc.		 10,000,000
Comerica Securities, Inc.		 10,000,000
Commerzbank AG, London Branch		 10,000,000
Credit Agricole Indosuez		 10,000,000
HSBC Securities (USA) Inc.		 10,000,000
Loop Capital Markets, LLC 		 10,000,000
Mizuho International plc		 10,000,000
The Royal Bank of Scotland plc		 10,000,000
SG Cowen Securities Corporation		 10,000,000
Tokyo-Mitsubishi International plc	 10,000,000
The Williams Capital Group, L.P.	 10,000,000
                                    	----------------
Total                               	$2,000,000,000
					================






The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	Overnite Corp.

Shares		Price		Amount
3,600      	$19.00		$68,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.09       N/A 	  0.01%	          0.25%

Broker
First Boston Brokerage Company

Underwriters of Overnite Corp.

Underwriters     	                Number of Shares
Credit Suisse First Boston LLC		 7,897,898
Morgan Stanley & Co. Incorporated	 7,897,898
Citigroup Global Markets Inc.		 2,429,097
Banc of America Securities LLC		 1,902,369
J.P. Morgan Securities Inc.		 1,902,369
Merrill Lynch, Pierce, Fenner & Smith
Incorporated				 1,902,369
BNP Paribas Securities Corp.		 178,000
Daiwa Securities America Inc.		 178,000
Stifel, Nicolaus & Company, Inc.	 178,000
SunTrust Capital Markets, Inc.		 178,000
Wachovia Capital Markets, LLC		 178,000
The Williams Capital Group, L.P.	 178,000
                                    	----------------
Total                               	 25,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/06/03	Tyco International Groups SA

Principal Amount	Price		Amount
$420,000     		$99.569		$418,190

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.04%	          0.38%

Broker
SBC Warburg, Inc. New York

Underwriters of Tyco International Groups

Underwriters*    	                Principal Amount
                                    	----------------
Total                               	$1,000,000,000
					================

*Principal amount of underwriters were not available at time of filing.





The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/13/03	DOMTAR, Inc.

Principal Amount	Price		Amount
$345,000     		$99.263		$342,457

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.10%	          1.50%

Broker
Salomon Brothers, Inc. New York

Underwriters of DOMTAR, Inc.

Underwriters     	                Principal Amount
J.P. Morgan Securities Inc.		$140,000,000
CIBC World Markets Corp.		 21,518,000
Citigroup Global Markets Inc.		 21,518,000
Deutsche Bank Securities Inc.		 21,518,000
Harris Nesbitt Corp.      		 21,518,000
Putnam Lovell NBF Securities Inc.   	 21,518,000
RBC Dominion Securities Corporation      21,518,000
Scotia Capital (USA) Inc.      		 21,518,000
TD Securities (USA) Inc.      		 21,518,000
Banc of America Securities LLC      	 14,735,000
Desjardins Securities International Inc. 9,380,000
Rabo Securities USA, Inc.      		 7,875,000
BNP Paribas Securities Corp.      	 2,947,000
Lazard Freres & Co. LLC      		 2,919,000
                                    	----------------
Total                               	$350,000,000
					================





The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/17/03	Ford Motor Credit Company

Principal Amount	Price		Amount
$450,000     		$101.691	$457,610

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.28       N/A 	  0.05%	          0.69%

Broker
Salomon Brothers, Inc. New York

Underwriters of Ford Motor Credit Company

Underwriters     	                Principal Amount
Citigroup Global Markets Inc.    	$500,000,000
J.P. Morgan Securities Inc.      	 500,000,000
                                    	----------------
Total                               	$1,000,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/17/03	Capital One Auto Finance Trust
		Ser. 2003-B, A4

Principal Amount	Price		Amount
$210,000     		$99.981		$209,960

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.26       N/A 	  0.09%	          4.01%

Broker
Lehman Government Securities

Underwriters of Capital One Auto Finance Trust
		Ser. 2003-B, A4

Underwriters     	                Principal Amount
Lehman Brothers Inc.			$94,000,000
Wachovia Capital Markets, LLC		 94,000,000
Citigroup Global Capital Markets Inc.	 11,750,000
Credit Suisse First Boston LLC		 11,750,000
Deutsche Bank Securities Inc.		 11,750,000
J.P. Morgan Securities Inc.		 11,750,000
                                   	----------------
Total                               	$235,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/19/03	Hutchinson Whampoa International, Ltd.

Principal Amount	Price		Amount
$460,000     		$99.897		$459,526

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	  0.02%	          0.35%

Broker
HSBC Securities, Inc. New York

Underwriters of Hutchinson Whampoa International, Ltd.

Underwriters*    	                Principal Amount
                                   	----------------
Total                               	$2,000,000,000
					================

*Principal amount of underwriters were not available at time of filing.





The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/25/03	UnitedHealth Group, Inc.

Principal Amount	Price		Amount
$320,000     		$99.809		$319,389

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.35       N/A 	  0.06%	          0.98%

Broker
Salomon Brothers, Inc. New York

Underwriters of UnitedHealth Group, Inc.

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.		$125,000,000
Banc of America Securities LLC		 125,000,000
J.P. Morgan Securities Inc.		 50,000,000
Goldman, Sachs & Co.			 40,000,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated				 40,000,000
UBS Securities LLC			 40,000,000
Banc One Capital Markets, Inc.		 35,000,000
Wachovia Capital Markets, LLC		 25,000,000
BNY Capital Markets, Inc.		 20,000,000
                                   	----------------
Total                               	$500,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/05/03	South Financial Group, Inc.

Shares		Price		Amount
661     	$27.00		$17,847

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.49       N/A 	  0.01%	          0.31%

Broker
Sandler O'Neill & Partners

Underwriters of South Financial Group, Inc.

Underwriters    	                Number of Shares
J.P. Morgan Securities Inc.		 2,282,500
Sandler ONeill & Partners, L.P.		 1,347,500
UBS Securities LLC			 907,500
Kelton International Limited		 357,500
Keefe, Bruyette & Woods, Inc.		 302,500
SunTrust Capital Markets, Inc.		 302,500
                                   	----------------
Total                               	 5,500,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	UnionBanCal Corp.

Principal Amount	Price		Amount
$130,000     		$99.637		$129,528

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.03%	          0.51%

Broker
Morgan Stanley and Company

Underwriters of UnionBanCal Corp.

Underwriters    	                Principal Amount
Merrill Lynch, Pierce, Fenner & Smith
Incorporated				$160,000,000
Morgan Stanley & Co. Incorporated     	 160,000,000
J.P. Morgan Securities Inc.     	 20,000,000
Bear, Stearns & Co. Inc.     		 12,000,000
Citigroup Global Markets Inc.     	 12,000,000
Credit Suisse First Boston LLC     	 12,000,000
Keefe, Bruyette & Woods, Inc.     	 12,000,000
Lehman Brothers Inc.     		 12,000,000
                                   	----------------
Total                               	$400,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	Royal Bank of Scotland Trust
		Preferred Securities

Principal Amount	Price		Amount
$10,000     		$100.00		$10,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.00       N/A 	  0.00%	          0.12%

Broker
Salomon Brothers, Inc. New York

Underwriters of Royal Bank of Scotland Trust
		Preferred Securities

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.   	$216,666,666
Greenwich Capital Markets, Inc.   	 216,666,667
J.P. Morgan Securities Inc.   		 216,666,667
                                     	----------------
Total                               	$650,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	TXU Australia Holding Pty Ltd.

Principal Amount	Price		Amount
$215,000     		$99.991		$214,981

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.07%	          1.05%

Broker
Salomon Brothers, Inc. New York

Underwriters of TXU Australia Holding Pty Ltd.

Underwriters*    	                Principal Amount
                                     	----------------
Total                               	$300,000,000
					================

*Principal amount of underwriters were not available at time of filing.





The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/11/03	Wyeth

Principal Amount	Price		Amount
$275,000     		$99.804		$274,461

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.02%	          0.22%

Broker
Salomon Brothers, Inc. New York

Underwriters of Wyeth

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.      	$665,000,000
J.P. Morgan Securities Inc.      	 665,000,000
UBS Securities LLC      		 210,000,000
Scotia Capital (USA) Inc      		 210,000,000
                                     	----------------
Total                               	$1,750,000,000
					================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/11/03	Wyeth

Principal Amount	Price		Amount
$170,000     		$99.627		$169,366

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	  0.03%	          0.48%

Broker
Salomon Brothers, Inc. New York

Underwriters of Wyeth

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.      	$190,000,000
J.P. Morgan Securities Inc.      	 190,000,000
UBS Securities LLC      		 60,000,000
Scotia Capital (USA) Inc      		 60,000,000
                                     	----------------
Total                               	$500,000,000
					================